Offerings - Offering: 1	Sep. 03, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	6.061% Fixed Rate/Floating Rate Senior Unsecured Notes due 2035
Amount Registered | shares	1,011,982,500
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 1,011,982,500.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 139,754.78
Offering Note	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering of GBP750,000,000 aggregate principal amount of 6.061% Fixed Rate/Floating Rate Senior Unsecured Notes due 2035. The maximum aggregate offering price in U.S. dollars is based on the sterling/US dollar exchange rate of GBP1/$1.34931 as at or about 12:00 p.m., London time on September 3, 2026, as reported by Bloomberg.